Questron Technology, Inc.
                                                6400 Congress Avenue, Suite 300A
                                                            Boca Raton, FL 33487


                                                                   July 29, 1998

Mr. Malcolm Tallmon, President
Fortune Industries, Inc.
3408 South Jones
Fort Worth, TX  76110

Dear Malcolm:

    We hereby agree to amend the Stock Purchase Agreement dated as of June 12, 1998 (the "Agreement") by and between Questron Technology, Inc. ("Questron"), Fortune Industries, Inc. ("Fortune") and the stockholders of Fortune listed on
Schedule 1.1 of the Agreement (the "Stockholders"), as follows:

    1. the date referenced in paragraph 2.2(a)(ii) of the Agreement shall be changed from July 31, 1998 to September 30, 1998; 2. the minimum number of shares of Initial Questron Common Stock referenced in paragraph 1.2(a) of the Agreement shall be changed so that the minimum number of shares will be computed as if the Closing had taken place on July 31, 1998; and 3. the 1999 Deferred Purchase Price referenced in paragraph 1.2(b) shall be modified to stipulate a minimum payment of $1,264,591.68 based on Fortune's first half results in 1998.

    In addition, should the Closing not take place on or before September 30, 1998, Questron agrees to reimburse Fortune for up to $20,000 for legal fees incurred in connection with the Agreement.

         Please indicate your acceptance of the provisions of this letter by signing on behalf of Fortune the enclosed copy of this letter, with each of the Stockholders signing on page two, and returning it to me.


                                   Sincerely,

                                                     /s/ Dominic A Polimeni
                                                     ---------------------------
                                                     Dominic A. Polimeni
                                                     Chairman, President and
                                                     Chief Executive Officer


Mr. Malcolm Tallmon
July 29, 1998
Page Two



Agreed and accepted by:

Fortune Industries, Inc.

         /s/ Malcolm Tallmon, President
         --------------------------
By:      Malcolm Tallmon, President


Agreed and accepted by:


Stockholders

         /s/ Richard E. Hix
         --------------------------
By:      Richard E. Hix


         /s/ Kyle G. Crowley
         --------------------------
By:      Kyle G. Crowley


         /s/ Richard E. Burkhard
         ---------------------------
By:      Richard E. Burkhard


          /s/  Kendall P. Craig
         ----------------------------
By:      Kendall P. Craig


         /s/ Doc. H. Lankford
         -----------------------------
By:      Doc. H. Lankford


         /s/ Malcolm Tallmon for Charlie Gralapp
         -----------------------------------
By:      Charlie Gralapp


          /s/ Gary W. Drechsel
         -----------------------------------
By:      Gary W. Drechsel



          /s/  Malcolm Tallmon
          ---------------------------------
By:      Malcolm Tallmon



         /s/ Floyd McLerran
         -----------------------------------
By:      Floyd McLerran



         /s/ Deborah A. Alvis
         ---------------------------------
By:      Deborah A. Alvis



         /s/ Robert Johnson Jr.
         --------------------------------
By:      Robert Johnson Jr.



         /s/ Barbara J. Windham
         --------------------------------
By:      Barbara J. Windham



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